Offerings - Offering: 1	Feb. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.500% Subordinated Notes (Subordinated Deferrable Interest Notes)Due February 15, 2056
Amount Registered	596,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 596,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 82.31
Offering Note	None